Derivative liability	12 Months Ended
Dec. 31, 2024
Derivative liability
Derivative liability

22.   Derivative liability

In August 2021, Ascendium Group Limited (“Ascendium”), a subsidiary of the Company, entered into debt contracts with Great Lion Global Limited (“Great Lion Debt”) and Vantage Chance Limited (“Vantage Debt”) for the borrowings with the principal amount of US$5,000 and US$10,000 respectively with the terms of two years. The issurance date was August 10, 2021 and November 10, 2021 respectively with no issurance cost. The basic interest rate per annum were both 4.5%. 11% and 22% shares of Concord Hospital Management Group Ltd. (HK) that held by Ascendium were pledged for the two debts respectively. In 2023, the two debts were extended for one year respectively.

According to the contracts, there are additional payment terms that depends on the occurrence of a qualified IPO, which are as follow: if the Concord Healthcare successfully complete a qualified IPO during the borrowing period, the Group need to pay the lender a excess return, which was not a fixed amount and varied with the future stock price of Concord Healthcare; if failed, the Group need to pay the additional interest with an interest rate of 5.5% per annum.

The Group evaluated the borrowings and determined the additional payment terms as the embedded component of the debt contracts, which qualified as derivatives to be separately accounted for in accordance with ASC 815, “Derivatives and Hedging”. The Group engaged an appraiser to perform fair value measurement of the embedded derivative. According to the appraisal report, the fair value of the embedded derivatives, which was recorded as derivative liability in the financial statements, as of December 31, 2023, was RMB57 (US$8) for Great Lion Debt, and RMB106 (US$15) for Vantage Debt.

In 2024, the successful IPO of Concord Healthcare on Main Board of The Stock Exchange of Hong Kong Limited triggered the additional payment terms in the private debt agreements. Through negotiations with investors, the Group reassessed the repayment amounts and interest calculation methods.

For investor Vantage Chance Limited, both parties agreed that in addition to the outstanding principal US$6,000, interest would be calculated at 10% for the holding period. As of December 31, 2024, the total additional interest payable amounted to RMB23,616 (US$3,235), with RMB16,590 (US$2,273) recognized as interest expense in 2024.

For investor Great Lion Global Limited, both parties agreed that in addition to the outstanding principal US$5,000, a total additional payment of HKD33,580 (RMB31,555 or US$4,323) would be made, covering both base interest and excess returns for the holding period. Of this amount, RMB27,631 (US$3,785) was recognized as interest expense in 2024.

These additional payments remained unpaid as of December 31, 2024. The change in contract terms resulted in the derivative liability amount of nil as of December 31, 2024 and the Group recognized a total gain from fair value change of RMB166 (US$23) in the financial statements.

The Group has accounted the debt host as long-term bank and other borrowings, current portion. The net proceeds the Group received from the issuance of the debt was RMB36,497 (US$5,000) and RMB72,993 (US$10,000) respectively. In 2024, the Group repaid RMB29,197 (US$4,000) Vantage Chance Limited. Because the fair value of derivative liability on the issue date should be recorded as an adjustment of the carrying amount of the debt, the totaling carrying amount of the two debts was RMB106,499 and RMB80,292 (US$11,000) as of December 31,2023 and 2024, respectively.